UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 25, 2005

SITESTAR CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-27763                                                      88-0397234

(Commission File Number)              (IRS Employer Identification No.)

7109 Timberlake Road, Lynchburg, VA  24502

(Address of principal executive offices)

(434) 239-4272

(Issuer’s telephone number)

_______________________________

(Former name, address and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

On August 19, 2005, Sitestar Corporation (the “Company”) entered into a Debt Conversion Agreement (the “Agreement”) with Frank R. Erhartic, Jr. and Julia E. Erhartic, jointly.

The Agreement provides that Frank R. Erhartic, Jr. and Julia E. Erhartic will accept four million shares of common stock of the Company as payment of $120,000 of debt owed from the Company to Frank R. Erhartic, Jr. and Julia E. Erhartic, jointly.

Frank R. Erhartic, Jr. is the President, CEO and a Director of the Company.  Julia E. Erhartic is the Secretary and a Director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SITESTAR CORPORATION,

a Nevada corporation

/s/ Frank R. Erhartic, Jr.

BY:

Frank R. Erhartic, Jr.

ITS:

President and CEO

Date: August 25, 2005

2

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